Exhibit 10.8

EXECUTION VERSION

AMENDMENT NO. 1

TO

INVESTOR RIGHTS AGREEMENT

dated as of

June 30, 2016

among

MHR FUND MANAGEMENT, LLC,

LIBERTY GLOBAL INCORPORATED LIMITED,

DISCOVERY LIGHTNING INVESTMENTS LTD.,

LIONS GATE ENTERTAINMENT CORP.,

LIBERTY GLOBAL PLC,

DISCOVERY COMMUNICATIONS, INC.

and

the Mammoth Funds (as defined herein)

AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT (this “Amendment”) dated as of June 30, 2016 among MHR Fund Management, LLC, a Delaware limited liability company (“Mammoth”), Liberty Global Incorporated Limited, a limited company organized under the laws of England and Wales (“Leopard”), Discovery Lightning Investments Ltd., a limited company organized under the laws of England and Wales (“Dragon”), Lions Gate Entertainment Corp., a corporation organized under the laws of British Columbia, Canada (the “Company”), Liberty Global plc, a public limited company organized under the laws of England and Wales (“Leopard Parent”), Discovery Communications, Inc., a Delaware corporation (“Dragon Parent” and, together with Mammoth and Leopard Parent, the “Investors” and each, an “Investor”), and the affiliated funds of Mammoth party hereto (the “Mammoth Funds”) (collectively the “Parties”).

W I T N E S S E T H :

WHEREAS, the Parties entered into an Investor Rights Agreement, dated as of November 10, 2015 (the “Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Agreement); and

WHEREAS, the Company, Orion Arm Acquisition Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Orion”), and Starz, a Delaware corporation, are entering into an Agreement and Plan of Merger, dated as of June 30, 2016, (the “Merger Agreement”, and the transactions contemplated therein, the “Merger”) upon the terms and subject to the conditions in force on such date; and

WHEREAS, in connection with the Merger Agreement, Mammoth and the Mammoth Funds are entering into a Voting Agreement (the “Mammoth Voting Agreement”) with Parent and the Company, pursuant to which Mammoth and the Mammoth Funds will agree, among other things, to take specified actions in connection with the transactions contemplated by the Merger Agreement; and

WHEREAS, in connection with the Merger Agreement and the Mammoth Voting Agreement, the Parties desire to amend the Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereto agree as follows:

1. Vote on Pre-Emptive Rights. The following shall be added as a new Section 3.01(i) to the Agreement:

“(i)          (a)          For purposes of this Section 3.01(i), “Parent Stockholders’ Meeting” shall have the meaning set forth in that certain

Agreement and Plan of Merger, dated as of June 30, 2016 (the “Merger Agreement”), by and between the Company, Orion Arm Acquisition Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company, and Starz, a Delaware corporation.

(b)          The Company shall (i) duly give notice of, convene and hold a meeting of the Company stockholders (the “Stockholder Meeting”) as promptly as practicable following the date hereof (and in no event later than the date of the Parent Stockholders’ Meeting) in order to seek the approval of the Company stockholders (including pursuant to Applicable Exchange Rules) of any issuance of New Issue Securities to the Investors pursuant to this Section 3.01 that occurs between the date of the Stockholder Meeting and the five-year anniversary of the date of the Stockholder Meeting (the “Stockholder Approval”), (ii) recommend to its stockholders that they vote in favor of the Stockholder Approval and (iii) use its reasonable best efforts to solicit such approval and obtain the Stockholder Approval.

(c)          Each Investor shall, and shall cause each of its Controlled Persons to, cause the Voting Securities beneficially owned by such Investor and/or any of its Controlled Persons (other than (x) Voting Securities rehypothecated by a Hedging Counterparty in connection with a Hedging Transaction and (y) Company Securities beneficially owned by such Person solely as a result of clause (ii)(a) or (ii)(c) of the proviso in the definition of “beneficial ownership”) to be voted in favor of the Stockholder Approval at the Stockholder Meeting, and at any adjournment or postponement thereof.

(d)          The Company shall not issue any New Issue Securities to the extent that complying with this Section 3.01 would require the Company to obtain shareholder approval pursuant to Applicable Exchange Rules with respect to such issuance unless the Company obtains shareholder approval with respect to such issuance (including any shareholder approval which the Company may obtain in advance for issuances that occur within a five-year period).

2. Pre-Emptive Rights. Section 3.01(f) of the Agreement shall be amended by deleting clause (vi) and the last sentence of such Section 3.01(f).

3. Definition. The definition of Common Share is amended to add the following words at the end: “, including, for the avoidance of doubt, the Parent Voting Stock and the Parent Non-Voting Stock (in each case as defined in the Merger Agreement).”

4. No Other Changes. All terms of the Agreement, except as amended by this Amendment, remain in full force and effect.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIONS GATE ENTERTAINMENT CORP.

By:	/s/ Wayne Levin
	Name:	Wayne Levin
	Title:	General Counsel and Chief Strategic Officer

Signature Page to Amendment to Investor Rights Agreement

LIBERTY GLOBAL PLC

By:	/s/ Bryan H. Hall
	Name:	Bryan H. Hall
	Title:	Secretary

LIBERTY GLOBAL INCORPORATED LIMITED

By:	/s/ Bryan H. Hall
	Name:	Bryan H. Hall
	Title:	Director

For Notices:

Liberty Global plc

Griffin House

161 Hammersmith Road

London W6 8BS

United Kingdom

Attention: General Counsel, Legal Department

Fax: +44 20 8483 6400

E-mail: [redacted]

with a copy to:

Liberty Global plc

12300 Liberty Boulevard
Englewood, CO 80112
Attention: General Counsel, Legal Department
Facsimile No.: (303) 220-6691
E-mail: [redacted]

with a copy (which shall not constitute notice) to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention: Robert Katz
Facsimile No.: (646) 848-8008
E-mail: rkatz@shearman.com

Signature Page to Amendment to Investor Rights Agreement

DISCOVERY LIGHTNING INVESTMENTS LTD.

By:	/s/ Bruce Campbell
	Name:	Bruce Campbell
	Title:	Chief Development, Distribution and Legal Officer

For Notices:

Discovery Lightning Investments, Ltd
Chiswick Park Building 2
566 Chiswick High Road
London W4 5YB

Attention:  Roanne Weekes, SVP DNI Finance and Director

Facsimile: +44 20 8811 3310

E-mail: As Provided Previously

with a copy to:

Discovery Communications, LLC

850 Third Avenue

New York, NY 10022

Attention: Bruce Campbell, Chief

Development,

Distribution and Legal Officer

Facsimile No.: (212) 548-5848

E-mail: As Provided Previously

with a copy (which shall not constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Jonathan Levitsky
Facsimile No.: (212) 909-6836
E-mail: jelevitsky@debevoise.com

Signature Page to Amendment to Investor Rights Agreement

MHR FUND MANAGEMENT, LLC

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

For Notices:

MHR Fund Management LLC
1345 Avenue of the Americas, Floor 42
New York, NY 10105
Attention: Janet Yeung
Facsimile No.: (212) 262-9356
Email: jyeung@mhrfund.com

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, New York 10017
Attention: Phillip Mills

Brian Wolfe

Facsimile No.: (212) 701-5800
E-mail: phillip.mills@davispolk.com

 brian.wolfe@davispolk.com

Signature Page to Amendment to Investor Rights Agreement

DISCOVERY COMMUNICATIONS, INC.

By:	/s/ Bruce Campbell
	Name:	Bruce Campbell
	Title:	Chief Development, Distribution and Legal Officer

For Notices:

Discovery Communications, LLC

850 Third Avenue

New York, NY 10022

Attention: Bruce Campbell, Chief

Development,

Distribution and Legal

Officer

Facsimile No.: (212) 548-5848

E-mail:
bruce_campbell@discovery.com

with a copy (which shall not
constitute notice) to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY 10022
Attention: Jonathan Levitsky
Facsimile No.: (212) 909-6836
E-mail: jelevitsky@debevoise.com

Signature Page to Amendment to Investor Rights Agreement

MHR Capital Partners Master Account LP

By:	MHR Advisors LLC, its general partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR Capital Partners (100) LP

By:	MHR Advisors LLC, its general partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR Institutional Partners II LP

By:	MHR Institutional Advisors II LLC,
its general partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

MHR Institutional Partners IIA LP

By:	MHR Institutional Advisors II LLC,
its general partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

Signature Page to Amendment to Investor Rights Agreement

MHR Institutional Partners III LP

By:	MHR Institutional Advisors III LLC,
its general partner

By:	/s/ Janet Yeung
	Name:	Janet Yeung
	Title:	Authorized Signatory

Signature Page to Amendment to Investor Rights Agreement